Exhibit 99.1

Fleet Status Report 16 February 2012 ENSCO 8506 ENSCO 8506 was contracted to Anadarko Petroleum ahead of its scheduled shipyard delivery in third quarter 2012. This is the third rig contracted by Anadarko in the ENSCO 8500 Series®. Repeat customers are confirmation of Ensco’s operational excellence.

Ensco plc Fleet Status Report 16 February 2012

Monthly Changes
Bolded rig names and underlined text signify changes in rig status from previous report.
Segment / Region / Rig	Design	Water Depth' (1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Deepwater

North & South America (excluding Brazil)
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Petrobras	Mid 430s	U.S. Gulf of Mexico	Jul. 16	Zero rate for 27 days in Jan. 12. Eligible for bonus opportunity up to 17%, plus cost adjustments
ENSCO 8500	Semisubmersible DP	8500/10000	Anadarko/Eni	High 290s	U.S. Gulf of Mexico	Aug. 13
Lump sum payment of $20 million and one-time reimbursable costs of $27 million amortized over primary contract term, which equals approx. $31,000 per day.  Plus cost adjustments and four 1-year same-rate options

ENSCO 8501	Semisubmersible DP	8500/10000	Nexen/Noble Energy	High 370s	U.S. Gulf of Mexico	Jun. 13	Currently executing Noble's drilling program. Mob and upgrade costs are reimbursed by Noble and Nexen at approx. $19,000 per day over primary contract term. Plus cost adjustments and unpriced options
ENSCO 8502	Semisubmersible DP	8500/10000	Nexen	Mid 490s	U.S. Gulf of Mexico	Jun. 13
Next sublet to Apache Apr. 12 for 60 to 220 days at same rate. Plus approx. $35,000 per day for reimbursable mobilization expenses and upgrades amortized over 2-year term contract. Plus cost adjustments

ENSCO 8503	Semisubmersible DP	8500/10000	Cobalt	Mid 540s	U.S. Gulf of Mexico	Dec. 13	Plus approx $54,000 per day for reimbursable expenses and upgrades to be amortized over 2-year term contract
ENSCO 8505	Semisubmersible DP	8500/10000	Delivered/En Route		U.S. Gulf of Mexico	Jun. 14	Contracted to Anadarko/Apache/Noble Energy for longer of two years or two rotations each, mid 470s, with estimated commencement in late 2Q12. Plus two 1-year unpriced options

Brazil
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	BP	High 540s	Brazil	May 16	Plus cost adjustments
ENSCO 7500	Semisubmersible DP	8000	Petrobras	Low 320s	Brazil	Aug. 14	Eligible for bonus opportunity up to 5%. Plus mob and upgrade costs to be amortized over contract at approx. $20,000 per day. Plus cost adjustments
ENSCO 6001	Semisubmersible - DP Amethyst 2	5700	Petrobras	Mid 270s	Brazil	Jun. 13	Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6002	Semisubmersible - DP Amethyst 2	5700	Petrobras	Mid 270s	Brazil	Jul. 13	Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6003	Semisubmersible - DP Amethyst 2	5700	Petrobras	Mid 310s	Brazil	Jan. 17	Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6004	Semisubmersible - DP Amethyst 2	5700	Petrobras	Mid 310s	Brazil	Oct. 16	Eligible for bonus opportunity up to 15%, plus cost adjustments

Europe & Mediterranean
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	6200/7500	Noble Energy	Mid 270s	Israel	Apr. 12	Plus cost adjustments and three 1-well same price options

Middle East & Africa
ENSCO DS-1	Drillship - DP Gusto 10,000	6000/10000	TOTAL	Low 310s	Angola	Mar. 15	Rate increases Jun. 12 to low 350s. Planned shipyard upgrade and inspection 3Q12 for approx. 80 days at zero rate. Plus options and cost adjustments. Eligible for bonus opportunity up to 5%
ENSCO DS-2	Drillship - DP Gusto 10,000	6000/10000	TOTAL	Mid 460s	Angola	Jul. 13	Eligible for bonus opportunity up to 5%, plus cost adjustments
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	BP/Petrobras	Low 520s	Angola	Jun. 16	Sublet to Petrobras to Jul. 12. Plus approx $35,000 per day for reimburseable mobilization expenses amortized through Jun. 12. Next return to BP in U.S Gulf of Mexico, high 480s. Plus cost adjustments
ENSCO 5001	Semisubmersible - Conv Sonat	5000/6500	Maersk	Mid 270s	Angola	Jun. 12	Next to PetroSA in South Africa to Jun. 14, mid 270s. Plus two 1-well options, low 320s

Asia & Pacific Rim
ENSCO 8504	Semisubmersible DP	8500/10000	TOTAL/Shell	Mid 420s	Brunei	Jan. 13
Next sublet to Shell June 12 to Jan. 13, mid 420s. TOTAL retains another three options for a total of six wells at escalating rates. Mob and upgrade costs amortized over initial 6 month contract term and Feb. 12 at approx. $94,000 per day

ENSCO DS-6 (2)	Drillship, DP3 Samsung	10000/12000	Delivered/Shipyard		Singapore	4Q12	See footnote below

Under Construction
ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	Under construction		South Korea	2H13
ENSCO 8506	Semisubmersible DP	8500/10000	Under construction/ Contracted		Singapore	4Q12	Contracted to Anadarko in US GOM to Jun. 15, low 530s plus cost adjustments, with estimated commencement in 4Q12

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.

(2) Ensco has entered into an interim agreement with a customer that states the intention of both parties to sign a five-year-term contract for ENSCO DS-6 by 1 April 2012. The terms of the proposed five-year-term drilling contract are expected to add more than $1 billion to Ensco’s revenue backlog.

Under the terms of the interim agreement, preparations for the customer’s requested and funded rig modifications will begin immediately in Singapore.

Under the terms of the proposed five-year-term contract, upon completion of these modifications, the rig would mobilize to its first drilling location and a mobilization fee would be paid by the customer in a lump sum upon completion of acceptance testing. The location of the first drilling assignment and the name of the customer will be announced at a later date if the parties enter into the intended five-year-term contract. Based upon current estimates to complete the customer’s modifications to the rig, ENSCO DS-6 would commence the proposed five-year-term contract in fourth quarter 2012. Collectively, the modification reimbursements, mobilization fee and other revenue would be amortized over the primary five-year contract term.

Ensco plc Fleet Status Report 16 February 2012

Segment / Region / Rig	Design	Water Depth' (1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Midwater

Brazil
ENSCO 5000	Semisubmersible - Conv Neptune Pentagon	2300/2650	Petrobras	High 230s	Brazil	Jul. 13	Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 5002	Semisubmersible - Conv Aker H-3	1000	OGX	Low 200s	Brazil	Nov. 13	Planned shipyard stay early Jan. 12 for approx. 67 days. Initial 16 days in low 30s, zero rate for remaining 51 days. Rate increases mid Nov. 12 to low 220s
ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	OGX	Low 220s	Brazil	Nov. 13	Rate increases mid Nov. 12 to mid 230s
ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500/1700	Petrobras	Mid 230s	Brazil	Apr. 13	Planned shipyard stay late 3Q12 for approx. 110 days. Eligible for bonus opportunity up to 10%, plus cost adjustments
ENSCO 6000	Semisubmersible - DP Amethyst	3400/4000	Petrobras	Low 150s	Brazil	Feb. 12	Currently outfitted for workover activity. Eligible for bonus opportunity up to 18%, plus cost adjustments

Middle East & Africa
ENSCO 5003	Semisubmersible - Conv Aker H-3	1000	Available		Namibia

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.

Ensco plc Fleet Status Report 16 February 2012

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Jackups

North & South America (excluding Brazil)

U.S. Gulf of Mexico
ENSCO 59	F&G	300	Cold stacked		Gulf of Mexico
ENSCO 68	MLT 84-CE	400	Chevron	Mid 110s	Gulf of Mexico	Jul. 12	Day rate does not include certain extra reimbursable costs
ENSCO 69	MLT 84-Slot	300	Cold stacked		Gulf of Mexico
ENSCO 75	MLT Super 116-C	400	Apache	Mid 110s	Gulf of Mexico	Apr. 12	Plus cost adjustments
ENSCO 81	MLT 116-C	350	Walter	Mid 80s	Gulf of Mexico	Mar. 12	Next to Dynamic to Mar. 13, low 90s. Plus unpriced options
ENSCO 82	MLT 116-C	300	Chevron	Mid 80s	Gulf of Mexico	Jul. 12	Day rate does not include certain extra reimbursable costs
ENSCO 86	MLT 82 SD-C	250	Apache	Mid 60s	Gulf of Mexico	Apr. 12
ENSCO 87	MLT 116-C	350	Apache	Mid 80s	Gulf of Mexico	Apr. 12
ENSCO 90	MLT 82 SD-C	250	Energy XXI	Mid 60s	Gulf of Mexico	Jun. 12
ENSCO 99	MLT 82 SD-C	250	Energy XXI	Mid 60s	Gulf of Mexico	Apr. 12
Pride Wisconsin	MLT-Slot	300	Cold stacked		Gulf of Mexico

Mexico
ENSCO 83	MLT 82 SD-C	250	Pemex	Low 110s	Mexico	Nov. 12	Planned shipyard inspection 2Q12 for approx 21 days at zero rate. Plus cost adjustments
ENSCO 89	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Mar. 12	Planned shipyard inspection 2Q12 for approx 21 days at zero rate
ENSCO 93	MLT 82 SD-C	250	Pemex	Mid 90s	Mexico	Mar. 12	Planned shipyard inspection 3Q12 for approx 28 days at zero rate. Rates adjust to global index rate every 3 months (next Mar. 12)
ENSCO 98	MLT 82 SD-C	250	Pemex	Low 110s	Mexico	Apr. 12	Planned shipyard inspection 2Q12 for approx 21 days at zero rate. Plus cost adjustments

Europe

North Sea
ENSCO 70	Hitachi K1032N	250	Tullow	Low 90s	UK	Mar. 12	Next to RWE Dea to Feb. 13, high 80s. Plus five 1-well unpriced options
ENSCO 71	Hitachi K1032N	225	Maersk	High 80s	Denmark	Mar. 13	Rate increases Mar. 12 to low 110s. In 3Q12 in shipyard for upgrade at zero rate for approx. 90 days. Plus two 1-year options at escalating day rates
ENSCO 72	Hitachi K1025N	225	Maersk	High 80s	Denmark	Jul. 13	Rate increases Jul. 12 to low 110s. Plus two 1-year options at escalating day rates
ENSCO 80	MLT 116-CE	225	Wintershall	Low 90s	UK	Feb. 12	Next to Dana to May 12, low 100s. Then to Perenco to Nov. 12, mid 90s. Then to EOG to Jul. 13, high 90s. Rate increases Jun. 13 to low 130s, plus one 1-well unpriced options
ENSCO 92	MLT 116-C	225	RWE Dea	High 80s	UK	Oct. 12	Plus three 1-well unpriced options. Next to Tullow to Jan. 13, low 130s. Plus one 1-well unpriced option
ENSCO 100	MLT 150-88-C	350	E.ON	High 150s	UK	Nov. 12	Next to Ithaca to Feb. 14, low 160s, plus three 1-well options
ENSCO 101	KFELS MOD V-A	400	Maersk	Low 200s	UK	Jul. 12	Plus cost adjustments and one unpriced option. Next to Tullow to Nov. 12, mid 210s
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Low 200s	UK	Jun. 16	Rate firm for 8 wells (est. 3 years) thereafter at mutually agreed rate. Plus unpriced options

Ensco plc Fleet Status Report 16 February 2012

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Jackups

Middle East & Africa

Middle East
ENSCO 54	F&G L-780 Mod II-C	300	ADOC/QPD/Bunduq	High 50s	UAE/Qatar	Jun. 12	Rate increases Feb. 12 to high 60s. Plus cost adjustments and well-to-well unpriced options
ENSCO 58	F&G L-780 Mod II	250	Saudi Aramco	Mid 60s	Saudi Arabia	Dec. 13	Plus one 1-year same rate option
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100s	Saudi Arabia	Jun. 14	Plus one 1-year option, high 150s
ENSCO 84	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Nov. 14	Planned shipyard upgrade May 12 for approx. 80 days at zero rate. Plus one 1-year option, mid 70s
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 60s	Qatar	Dec. 12	Plus multiple options at escalating rates
ENSCO 91	Hitachi	270	Saudi Aramco	High 60s	Saudi Arabia	Jul. 14	Planned shipyard upgrade early Mar. 12 for approx. 90 days at zero rate. Plus one 1-year option, mid 90s
ENSCO 94	Hitachi 250-C	250	Ras Gas	Mid 60s	Qatar	Dec. 12	Plus multiple options at escalating rates
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Nov. 14	Planned shipyard upgrade 2Q12 for approx. 80 days at zero rate. Plus one 1-year option, mid 70s
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Nov. 14	Planned shipyard upgrade 3Q12 for approx. 80 days at zero rate. Plus one 1-year option, mid 70s
Pride Hawaii	Levingston	300	Cold stacked		Bahrain
Pride Pennsylvania	MLT	300	Cold stacked		Bahrain

Africa
ENSCO 61	Levingston	300	Perenco	Low 100s	Cameroon	Mar. 12

Asia & Pacific Rim

Southeast Asia / Australia
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 70s	Malaysia	Apr. 14	Assigned to Murphy for remaining term, mid 70s. Late 1Q12 10-day inspection, mid 30s. Plus cost adjustments and one 1-year unpriced option
ENSCO 53	F&G L-780 Mod II-C	300	Petronas Carigali	High 70s	Malaysia	Mar. 12	Next to Salamander in Thailand to Jul. 12, low 80s. Rate increases mid-May to Jul. 12 low 100s. Then expect to work to Dec. 12, low 100s
ENSCO 56	F&G L-780 Mod II-C	300	Pertamina	Mid 70s	Indonesia	Apr. 13	Planned shipyard time for approx. 15 days in May 12 at zero rate. Plus one 6-month unpriced option
ENSCO 67	MLT 84-CE	400	Pertamina	Low 100s	Indonesia	Jan. 13	Plus one 8-month unpriced option
ENSCO 85	MLT 116-C	300	Shipyard		Singapore	Jun. 12
ENSCO 104	KFELS MOD V-B	400	Apache	High 140s	Australia	May 12	Plus cost adjustments. Upgrades amortized over Apache's 1-year term contract of approx. $8,000 per day
ENSCO 105	KFELS MOD V-B	400	Talisman	Mid 120s	Malaysia	Aug. 12	Planned shipyard time for approx. 14 days in Mar. 12 at zero rate. Two 1-year unpriced options. Upgrades amortized over Talisman's primary contract term of approx. $6,000 per day
ENSCO 106	KFELS MOD V-B	400	Newfield	Mid 120s	Malaysia	Oct. 12	Plus cost adjustments. Upgrades amortized over Newfield's remaining contract term of approx. $4,000 per day
ENSCO 107	KFELS MOD V-B	400	Premier Oil	Low 110s	Vietnam	Aug. 12	Rate increases late Apr. 12 to low 130s and to mid 130s in late May 12. Plus three 1-well options at index rate
ENSCO 108	KFELS MOD V-B	400	TOTAL	High 120s	Brunei	Feb. 12
Next to shipyard in Singapore for planned inspection and mob for approx. 32 days at zero rate. Then to PTTEP in Thailand Mar. 12 to Mar. 14, mid 130s. Upgrades amortized over PTTEP's primary contract term of approx. $2,000 per day

ENSCO 109	KFELS MOD V-Super B	350	PTTEP	Low 170s	Australia	Jul. 12	Rate increases late Jun. 12 to high 170s. Next to ENI/Murphy/Vermillion/Santos for work to Feb. 13, mid 170s. Plus one 1-well option at same rate

Under Construction
ENSCO 120	KFELS Super A	400	Under construction/ contracted		Singapore	2Q13	Contracted to Nexen in the UK from 4Q13 to Mar. 15, low 230s. Plus cost adjustments and eleven 1-well options, mid 250s. Mob fee of $7.5 million to be amortized over primary contract term
ENSCO 121	KFELS Super A	400	Under construction		Singapore	4Q13
ENSCO 122	KFELS Super A	400	Under construction		Singapore	3Q14

Ensco plc Fleet Status Report 16 February 2012

Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Other

Deepwater Drilling Management
Kizomba	Deepwater TLP Drilling Rig	5000	ExxonMobil	Mid 80s	Angola	Apr. 15	Operations concluding. Rate decreases Jun. 12, high 30s for reduced crew
Thunderhorse	Deepwater Semisubmersible	6000	BP	Mid 80s	U.S. Gulf of Mexico	Jan. 13	Plus four 1-year priced options, plus cost adjustments
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	Low 60s	U.S. Gulf of Mexico	Jan. 15	Plus one 1-year priced option, plus cost adjustments

Barge Rig
ENSCO I	Barge Rig		Cold stacked		Singapore

Definitions and Disclaimers

Day Rate Definition. The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to Pride’s drilling contracts in place on the 31 May 2011 acquisition date. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, the Company occasionally negotiates special rates with customers as noted in the comments that reduce revenues recognized during the contract term.

Rig Names. We are in the process of completing name changes on some of our rigs, some of which may not be completed for some time. For the purpose of our Fleet Status Report, we are using the new names even when the name change has not been completed. Below is a legend showing the name changes.

Legend of rig names changing

ENSC DS-1	Pride Africa	ENSCO 6000	Pride South America	ENSCO 5002	Pride Sea Explorer	ENSCO 61	Pride Cabinda
ENSC DS-2	Pride Angola	ENSCO 6001	Pride Carlos Walter	ENSCO 5003	Pride South Seas	ENSCO 91	Pride Montana
ENSC DS-3	Deep Ocean Ascension	ENSCO 6002	Pride Brazil	ENSCO 5004	Pride Venezuela	Pride Hawaii	Pride Hawaii
ENSC DS-4	Deep Ocean Clarion	ENSCO 6003	Pride Rio de Janeiro	ENSCO 5005	Pride South Atlantic	Pride Pennsylvania	Pride Pennsylvania
ENSC DS-5	Deep Ocean Mendocino	ENSCO 6004	Pride Portland	ENSCO 5006	Pride North America	Pride Wisconsin	Pride Wisconsin
ENSC DS-6	Deep Ocean Molokai	ENSCO 5000	Pride Mexico	ENSCO 58	Pride North Dakota
ENSC DS-7	Deep Ocean Marquesas	ENSCO 5001	Pride South Pacific	ENSCO 59	Pride Tennesse

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig dayrates; cost adjustments; utilization; estimated rig availability; contract duration, status, terms and other contract commitments; customers; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; and scheduled delivery dates for new rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including the continued impact of the Macondo well incident; governmental regulatory, legislative and permitting requirements affecting drilling operations; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; downtime and other risks associated with offshore rig operations, relocations, severe weather or hurricanes; possible cancellation or suspension of drilling contracts as a result of mechanical difficulties, performance or other reasons; risks inherent to shipyard rig construction, repair, maintenance or enhancement; actual contract commencement dates; environmental or other liabilities, risks or losses; our ability to attract and retain skilled personnel on commercially reasonable terms; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; and the outcome of litigation, legal proceedings, investigations or other claims or contract disputes. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.